Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors August 2024

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encou rag e investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corpo rat ion Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

# Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended ("EUWA") who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 15 September 2023, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 26 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q1 FY2023 Financial Summary; TMC Q1 FY2024 Financial Summary, TMC Q1 FY2025 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. ~$19.7B Announced new investments into U.S. manufacturing operations since 2021 to support electrification efforts 34M+ Vehicles assembled in US since 1986 with over 60 years of US presence $47.9B+ Direct investment in the U.S. as of July 30, 2024 30 BEV models expected globally by 2030 #1 Toyota was the number one retail brand for the 12 th consecutive year 39% TMNA sales came from alternative power vehicles in YTD2024 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2023 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors 2024 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” and was named the No. 1 Motor Vehicle company for the fourth consecutive year in its annual ranking. 2024 Kelley Blue Book Best Buy Awards Best New Model – Prius Best Minivan – Sienna Best Mid Sized Truck - Tacoma 2023 MY NHTSA 5 - Star Overall Rating 19 Toyota models 10 Lexus models 2024 IIHS Top Safety Pick Awards 10 qualifying Toyota models 5 qualifying Lexus models 2024 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 2 nd in overall dependability, while TMC received 9 model - level awards, the most of any parent corporation 2023 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2024 Kelley Blue Book Best Resale Value - Brand Toyota - seventh time in eight years with five category wins Lexus - earning this award for the ninth time 2024 U.S. News Best Cars for the Money Camry Hybrid, RAV4 Hybrid, and RAV4 Prime are all finalists in their categories. 2024 Kelley Blue Book Best Resale Value Awards Toyota and Lexus 2024 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid SUV; Camry Hybrid winner for best hybrid car; Camry winner for best midsize car; RAV4 finalist for best compact SUV 2024 IIHS Used Vehicle List Best Choices for Teens 8 Toyota vehicles 2 Lexus vehicles US News: The 19 Cars with the Best Gas Mileage in 2024 5 Toyota models 2 Lexus models

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus RX (Hybrid/PHEV) Lexus TX (Hybrid/PHEV) Prius (Hybrid/PHEV) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) 4Runner (Hybrid) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million 30 models across Toyota and Lexus by 2030 with Lexus all - electric by 2035 Toyota’s investment in electrification 1 (R&D and CAPEX) 5 trillion yen (incl. 2 trillion yen for batteries) BEVs 4 trillion yen HEVs PHEVs FCEVs 9 trillion yen Total (1) Investment amount from 2022 to 2030 (9 years) Source : Company Reports.

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of July 31, 2024 . Source : Company Reports (2) S&P (Stable), Moody’s (Positive) and Fitch (Stable) (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC June 30, 2024 10 - Q . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the first fiscal quarter ended June 30, 2024

TOYOTA FINANCIAL SERVICES 16 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2022 10 - K, March 31, 2023 10 - K, March 31, 2024 10 - K, and June 30, 2024 10 - Q

TOYOTA FINANCIAL SERVICES 17 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC June 30, 2022 10 - Q, June 30, 2023 10 - Q, and June 30, 2024 10 - Q

TOYOTA FINANCIAL SERVICES 18 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 19 Commercial Paper Highlights $15.0B | $4.4B Syndicated Other Backed by $19.4B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $17.6B Average Outstanding Balance TMCC and TCPR during 1QFY25 Source : TMCC June 30, 2024, 10 - Q and Company Reports (1) As of June 30, 2024

TOYOTA FINANCIAL SERVICES 20 TMCC FY2025 Funding Overview As of June 30, 2024 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding

TOYOTA FINANCIAL SERVICES 21 Diversification in Debt Offerings As of June 30, 2024 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 22 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. FYTD25 as of June 30, 2024. (2) Does not include EMTN issuances (e.g., 7yr EMTN issued in FY2025). Percentages may not add to 100% due to rounding Source: Company Reports

TOYOTA FINANCIAL SERVICES 23 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 24 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 25 Retail Loan: Cumulative Net Losses by Vintage Source : Company Reports as of June 30, 2024

TOYOTA FINANCIAL SERVICES 26 Retail Loan Managed Portfolio Performance Source: Company Reports as of June 30, 2024

TOYOTA FINANCIAL SERVICES 27 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of June 30, 2024. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 28 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports

TOYOTA FINANCIAL SERVICES 29 TAOT ABS Cumulative Net Losses Source : Company Reports as of July 2024 payment date

TOYOTA FINANCIAL SERVICES 30 TALNT ABS Performance Source : Company Reports as of July 2024 payment date

TOYOTA FINANCIAL SERVICES 31 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of June 30, 2024. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 32 Source: Company Reports as of June 30, 2024 Lease Managed Portfolio Performance

TOYOTA FINANCIAL SERVICES 33 Lease: Cumulative Net Credit Losses by Vintage Source : Company Reports as of June 30, 2024

TOYOTA FINANCIAL SERVICES 34 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of June 30, 2024

TOYOTA FINANCIAL SERVICES 35 TLOT Performance Source : Company Reports as of July 2024 payment date

TOYOTA FINANCIAL SERVICES 36 Appendix

TOYOTA FINANCIAL SERVICES 37 TMCC Financial Performance (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) Source : TMCC June 30, 2024 10 - Q Consolidated Income Statement (USD millions) 2023 2024 Total Financing Revenues 2,904 3,209 less: Interest Expense and Depreciation 2,054 2,477 add: Other Income 433 518 Net Financing Revenues and Other 1,283 1,250 Net Income 392 357 Credit Performance 2023 2024 Over 60 Days Delinquent (1) Retail 0.65% 0.75% Lease 0.42% 0.50% Allowance for Credit Losses (1) (2) 1.63% 1.57% 2023 2024 Net Credit Losses (1) 0.52% 0.70% Fiscal Quarter Ended June 30, June 30, Fiscal Quarter Ended June 30,

TOYOTA FINANCIAL SERVICES 38 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does n ot include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 39 Retail Loan Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of June 30, 2024 TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2020 2021 2022 2023 2024 Number of Pool Assets 1,007,542 1,053,629 1,043,884 1,034,754 511,749 Original Pool Balance $30,738,117,735 $34,544,936,474 $36,849,953,504 $36,701,259,863 $18,611,554,928 Average Initial Loan Balance $30,508 $32,787 $35,301 $35,469 $36,369 Weighted Average Interest Rate 4.48% 4.91% 5.59% 7.71% 7.54% Weighted Average Original Term 70 Months 72 Months 70 Months 70 Months 69 Months Weighted Average FICO 730 726 732 742 749 Minimum FICO 376 395 397 392 415 Maximum FICO 896 897 898 899 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 22.0% CA - 23.2% CA - 23.0% CA - 21.1% CA - 19.5% State 2 TX - 15.0% TX - 15.6% TX - 16.2% TX - 15.3% TX - 17.0% State 3 VA - 4.6% NY - 4.2% NY - 4.4% NY - 4.6% NY - 4.3% State 4 NY - 4.1% VA - 4.1% MD - 3.8% VA - 3.7% VA - 3.7% State 5 PA - 4.0% MD - 3.9% PA - 3.7% MD - 3.5% IL - 3.7% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 24.6% 16.3% 5.9% 0.5% 1.7% 2.0% - 3.99% 23.1% 28.0% 32.8% 6.7% 3.8% 4.0% - 5.99% 27.2% 29.7% 27.4% 32.2% 41.0% 6.0% - 7.99% 12.6% 13.2% 15.9% 19.9% 15.0% 8.0% - 9.99% 5.1% 5.4% 9.6% 22.5% 19.1% 10.0% - 11.99% 2.6% 2.4% 3.8% 10.5% 10.8% 12.0% - 13.99% 1.6% 1.6% 1.6% 3.9% 4.5% 14.0% - 15.99% 1.2% 1.2% 0.9% 1.4% 1.7% 16.0% and greater 2.0% 2.1% 2.0% 2.3% 2.5% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non-Toyota/Non-Lexus 5.9% 8.2% 7.3% 4.8% 2.6% Percentage of 75+ Month Term 28.0% 29.1% 19.1% 22.4% 18.3% Percentage of Used Vehicles 31.6% 36.5% 34.3% 31.0% 26.3%

# Managed Portfolio Performance – Retail Loan

## TMCC Retail Loan Delinquency Experience[1]

| | At June 30, | | At March 31, | | | | |
|---|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2024 | 2023 | 2022 | 2021 | 2020 |
| Outstanding Contracts[2] | 3,538,610 | 3,410,113 | 3,514,336 | 3,382,927 | 3,267,466 | 3,237,181 | 3,142,143 |
| Number of Accounts Past Due in the following categories | | | | | | | |
| 30 - 59 days | 68,072 | 52,554 | 62,787 | 50,632 | 40,744 | 27,476 | 40,205 |
| 60 - 89 days | 22,753 | 17,436 | 18,023 | 15,348 | 10,731 | 7,223 | 11,604 |
| Over 89 days | 16,760 | 13,988 | 16,806 | 14,344 | 10,389 | 8,500 | 12,219 |
| Delinquencies as a Percentage of Contracts Outstanding[3] | | | | | | | |
| 30 - 59 days | 1.92% | 1.54% | 1.79% | 1.50% | 1.25% | 0.85% | 1.28% |
| 60 - 89 days | 0.64% | 0.51% | 0.51% | 0.45% | 0.33% | 0.22% | 0.37% |
| Over 89 days | 0.47% | 0.41% | 0.48% | 0.42% | 0.32% | 0.26% | 0.39% |

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

***Source:*** *Company Reports*

TOYOTA FINANCIAL SERVICES 40

# Managed Portfolio Performance – Retail Loan

## TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

| | For the Three Months Ended June 30, | | For the Fiscal Years Ended March 31, | | | | |
|---|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2024 | 2023 | 2022 | 2021 | 2020 |
| Principal Balance Outstanding (2) | $78,983,178 | $74,206,384 | $78,003,407 | $72,573,179 | $67,146,402 | $62,833,053 | $56,265,888 |
| Average Principal Balance Outstanding (3) | $78,493,292 | $73,389,781 | $75,288,293 | $69,859,790 | $64,989,727 | $59,549,471 | $54,751,134 |
| Number of Contracts Outstanding | 3,538,610 | 3,410,113 | 3,514,336 | 3,382,927 | 3,267,466 | 3,237,181 | 3,142,143 |
| Average Number of Contracts Outstanding (3) | 3,526,473 | 3,396,520 | 3,448,632 | 3,325,197 | 3,252,324 | 3,189,662 | 3,119,804 |
| Number of Repossessions (4) | 13,830 | 11,699 | 52,499 | 35,962 | 28,180 | 28,423 | 34,899 |
| Number of Repossessions as a Percent of the Number of Contracts Outstanding | 1.56% (7) | 1.37% (7) | 1.49% | 1.06% | 0.86% | 0.88% | 1.11% |
| Number of Repossessions as a Percent of the Average Number of Contracts Outstanding | 1.57% (7) | 1.38% (7) | 1.52% | 1.08% | 0.87% | 0.89% | 1.12% |
| Gross Charge-Offs (5) | $184,158 | $124,463 | $710,294 | $495,938 | $222,023 | $278,833 | $352,213 |
| Recoveries (6) | $25,216 | $26,208 | $96,200 | $58,752 | $54,989 | $47,917 | $49,191 |
| Net Losses | $158,942 | $98,255 | $614,094 | $437,186 | $167,034 | $230,916 | $303,022 |
| Net Losses as a Percentage of Principal Balance Outstanding | 0.80% (7) | 0.53% (7) | 0.79% | 0.60% | 0.25% | 0.37% | 0.54% |
| Net Losses as a Percentage of Average Principal Balance Outstanding | 0.81% (7) | 0.54% (7) | 0.82% | 0.63% | 0.26% | 0.39% | 0.55% |

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized

***Source:** Company Reports*

TOYOTA FINANCIAL SERVICES 41

# Retail Loan ABS Comparison

| Original Summary Characteristics by Prior Securitization: | TAOT 2021-C | TAOT 2021-D | TAOT 2022-A | TAOT 2022-B | TAOT 2022-C | TAOT 2022-D | TAOT 2023-A | TAOT 2023-B | TAOT 2023-C | TAOT 2023-D | TAOT 2024-A | TAOT 2024-B |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Number of Pool Assets | 75,689 | 75,426 | 77,985 | 77,626 | 65,964 | 68,972 | 69,360 | 67,500 | 65,736 | 65,406 | 71,726 | 70,254 |
| Initial Pool Balance | $1,666,028,014.87 | $1,667,553,462.91 | $1,775,873,551.06 | $1,836,639,189.92 | $1,661,936,432.71 | $1,807,594,097.92 | $1,813,667,857.76 | $1,795,999,450.37 | $1,781,678,265.26 | $1,774,239,151.48 | $1,908,468,799.65 | $1,876,256,589.10 |
| Average Principal Balance | $22,011.49 | $22,108.47 | $22,771.99 | $23,660.10 | $25,194.60 | $26,207.65 | $26,148.61 | $26,607.40 | $27,103.54 | $27,126.55 | $26,607.77 | $26,706.76 |
| Weighted Average Interest Rate | 3.05% | 3.15% | 3.27% | 3.27% | 3.37% | 3.44% | 3.64% | 4.05% | 4.64% | 5.10% | 5.37% | 5.70% |
| Weighted Average Original Term | 65 | 66 | 66 | 66 | 67 | 67 | 66 | 66 | 66 | 66 | 66 | 66 |
| Weighted Average Remaining Term | 53 | 54 | 55 | 55 | 56 | 57 | 56 | 55 | 55 | 55 | 55 | 55 |
| Weighted Average FICO | 767 | 765 | 765 | 766 | 765 | 765 | 766 | 765 | 766 | 767 | 767 | 768 |
| Minimum FICO | 620 | 620 | 620 | 620 | 620 | 620 | 620 | 620 | 620 | 620 | 620 | 620 |
| Maximum FICO | 900 | 900 | 900 | 900 | 900 | 900 | 900 | 900 | 900 | 900 | 900 | 900 |
| Geographic Distribution of Receivables representing the 5 states with the greatest aggregate initial principal balance: | | | | | | | | | | | | |
| State 1 | CA – 26.4% | CA – 26.8% | CA – 26.9% | CA – 28.2% | CA – 26.9% | CA – 27.29% | CA – 26.46% | CA – 25.24% | CA – 23.59% | CA – 21.26% | CA – 19.62% | CA – 17.43% |
| State 2 | TX – 12.7% | TX – 13.3% | TX – 13.7% | TX – 12.9% | TX – 12.9% | TX – 13.09% | TX – 13.30% | TX – 14.61% | TX – 14.89% | TX – 15.28% | TX – 16.00% | TX – 16.09% |
| State 3 | PA – 4.3% | PA – 4.1% | IL – 4.5% | PA – 4.0% | PA – 4.2% | PA – 4.09% | PA – 4.35% | IL – 4.15% | PA – 4.03% | PA – 4.12% | PA – 4.24% | PA – 4.30% |
| State 4 | IL – 4.2% | IL – 4.1% | PA – 4.4% | IL – 4.0% | Il – 4.0% | NJ – 3.86% | Il – 4.00% | PA – 4.12% | IL – 3.91% | IL – 4.05% | IL – 4.03% | IL – 4.05% |
| State 5 | NJ – 3.7% | NJ – 3.7% | VA – 3.5% | NJ – 3.7% | NJ – 3.7% | Il – 3.83% | NJ – 3.81% | MD – 3.62% | NJ – 3.62% | MD – 3.79% | VA – 3.98% | VA – 4.00% |
| Distribution of Receivables by Contract Rate: [1] | | | | | | | | | | | | |
| Less than 2.0% | 42.69% | 40.45% | 37.10% | 32.70% | 30.57% | 22.28% | 19.25% | 18.44% | 8.28% | 5.80% | 4.46% | 3.10% |
| 2.0% - 3.99% | 29.02% | 30.30% | 32.36% | 38.79% | 41.21% | 50.81% | 51.68% | 46.97% | 35.43% | 28.07% | 22.76% | 17.46% |
| 4.0% - 5.99% | 19.23% | 19.84% | 20.96% | 19.78% | 19.83% | 18.88% | 19.58% | 21.51% | 39.42% | 44.55% | 47.92% | 49.23% |
| 6.0% - 7.99% | 5.56% | 5.75% | 5.92% | 5.34% | 5.11% | 4.91% | 6.18% | 8.40% | 9.22% | 12.20% | 14.63% | 18.01% |
| 8.0% - 9.99% | 1.91% | 2.00% | 2.14% | 2.03% | 1.92% | 1.88% | 2.01% | 2.96% | 5.14% | 6.13% | 6.92% | 8.87% |
| 10.0% - 11.99% | 0.93% | 0.98% | 0.92% | 0.78% | 0.90% | 0.74% | 0.75% | 1.02% | 1.53% | 2.10% | 2.23% | 2.27% |
| 12.0% - 13.99% | 0.45% | 0.47% | 0.40% | 0.39% | 0.31% | 0.36% | 0.37% | 0.40% | 0.59% | 0.68% | 0.68% | 0.67% |
| 14.0% - 15.99% | 0.17% | 0.18% | 0.17% | 0.15% | 0.14% | 0.11% | 0.14% | 0.20% | 0.26% | 0.27% | 0.23% | 0.23% |
| 16.0% and greater | 0.04% | 0.04% | 0.02% | 0.04% | 0.03% | 0.03% | 0.04% | 0.10% | 0.14% | 0.20% | 0.18% | 0.17% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Vehicle Type: [1] | | | | | | | | | | | | |
| Passenger Cars | 30.22% | 30.89% | 32.03% | 31.46% | 26.58% | 27.49% | 28.21% | 28.55% | 27.88% | 27.91% | 27.96% | 26.81% |
| Light Duty Trucks | 15.19% | 14.00% | 13.77% | 12.83% | 12.12% | 12.09% | 13.51% | 16.86% | 18.50% | 18.15% | 17.84% | 18.22% |
| SUVs | 6.93% | 7.08% | 7.01% | 7.06% | 7.05% | 6.72% | 6.50% | 6.09% | 6.28% | 6.13% | 6.35% | 6.93% |
| CUVs [2] | 47.66% | 48.02% | 47.20% | 48.65% | 54.25% | 53.70% | 51.78% | 48.50% | 47.34% | 47.82% | 47.86% | 48.04% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Make: [1] | | | | | | | | | | | | |
| Toyota and Scion | 82.42% | 82.40% | 82.76% | 80.71% | 80.18% | 79.83% | 80.01% | 81.72% | 82.91% | 81.44% | 81.45% | 81.41% |
| Lexus | 17.58% | 17.60% | 17.24% | 19.29% | 19.82% | 20.17% | 19.99% | 18.28% | 17.09% | 18.56% | 18.55% | 18.59% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Share of Original Assets: | | | | | | | | | | | | |
| Percentage with Original Scheduled Payments > 60 montl | 50.46% | 52.33% | 54.48% | 55.04% | 65.07% | 65.50% | 63.10% | 62.35% | 63.31% | 62.61% | 62.19% | 62.98% |
| Percentage of Used Vehicles | 26.34% | 27.45% | 27.34% | 23.26% | 22.78% | 21.56% | 20.94% | 18.72% | 18.75% | 17.38% | 15.82% | 13.38% |

[1] Percentages may not add to 100.00% due to rounding

*Source: Company Reports*

TOYOTA FINANCIAL SERVICES 42

# Lease Origination Profile

## TMCC Lease Originations

| Original Summary Characteristics by Vintage Origination Year: | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|
| Number of Pool Assets | 385,379 | 383,011 | 184,817 | 215,589 | 149,296 |
| Original Pool Balance | $14,392,981,563 | $14,903,774,629 | $7,419,017,197 | $9,461,838,737 | $6,609,268,819 |
| Average Initial Lease Balance | $37,348 | $38,912 | $40,143 | $43,888 | $44,270 |
| Weighted Average Original Term | 37 | 37 | 37 | 37 | 36 |
| Weighted Average FICO | 743 | 748 | 744 | 749 | 756 |
| Minimum FICO | 394 | 369 | 426 | 417 | 396 |
| Maximum FICO | 900 | 900 | 900 | 900 | 900 |
| Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost: | | | | | |
| State 1 | CA - 21.4% | CA - 22.0% | CA - 20.2% | CA - 23.1% | CA - 26.4% |
| State 2 | NY - 11.0% | NY - 11.5% | NY - 11.% | TX - 12.2% | TX - 11.% |
| State 3 | NJ - 6.8% | NJ - 7.3% | TX - 8.4% | NY - 9.3% | NY - 9.% |
| State 4 | FL - 8.3% | FL - 8.6% | FL - 8.3% | FL - 7.6% | FL - 6.7% |
| State 5 | TX - 7.6% | TX - 6.9% | NJ - 7.6% | NJ - 6.2% | NJ - 5.9% |
| Distribution of Receivables by Vehicle Type: (1) | | | | | |
| Passenger Cars | 26.0% | 25.6% | 23.8% | 19.0% | 22.5% |
| Light Duty Trucks | 11.7% | 10.9% | 15.2% | 20.6% | 13.6% |
| SUVs | 9.2% | 8.1% | 8.5% | 10.8% | 13.2% |
| CUVs | 53.1% | 55.5% | 52.6% | 49.7% | 50.7% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Make: (1) | | | | | |
| Toyota | 55.8% | 58.8% | 62.5% | 60.3% | 62.3% |
| Lexus | 44.2% | 41.2% | 37.5% | 39.7% | 37.7% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |

(1) Percentages may not add to 100.0% due to rounding.

***Source:*** *Company Reports as of June 30, 2024*

TOYOTA FINANCIAL SERVICES 43

TOYOTA FINANCIAL SERVICES 44 Managed Portfolio Performance - Lease (1) Data presented in the table is based upon lease units for new and used Toyota and Lexus vehicles. Excludes contracts purchas ed by a subsidiary of TMCC in Puerto Rico and the private label business. (2) Number of contracts outstanding at end of period. Excludes private label. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports 2024 2023 2024 2023 2022 2021 2020 Outstanding Contracts (2) 654,069 773,466 672,664 813,606 1,057,438 1,248,019 1,362,691 Number of Accounts Past Due in the following categories 30 - 59 days 9,371 7,748 7,952 7,589 7,421 6,356 12,379 60 - 89 days 2,519 2,216 2,235 2,198 1,777 1,615 3,017 Over 89 days 1,805 1,531 1,708 1,691 1,287 1,100 1,724 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.43% 1.00% 1.18% 0.93% 0.70% 0.51% 0.91% 60 - 89 days 0.39% 0.29% 0.33% 0.27% 0.17% 0.13% 0.22% Over 89 days 0.28% 0.20% 0.25% 0.21% 0.12% 0.09% 0.13% TMCC Lease Delinquency Experience (1) At June 30, At March 31,

# Managed Portfolio Performance - Lease

## TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

| | For the Three Months Ended June 30, | | For the Fiscal Years Ended March 31, | | | | |
|---|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2024 | 2023 | 2022 | 2021 | 2020 |
| Lease Contracts Outstanding ($) [2] | $22,910,488 | $24,348,855 | $22,714,668 | $25,245,328 | $32,383,470 | $37,225,686 | $39,532,930 |
| Average Lease Contracts Outstanding ($) | $22,894,337 | $24,647,610 | $23,690,962 | $28,145,158 | $35,446,715 | $37,593,542 | $40,586,875 |
| Number of Lease Contracts Outstanding (Units) | 654,069 | 773,466 | 672,664 | 813,606 | 1,057,438 | 1,248,110 | 1,362,756 |
| Average Number of Lease Contracts Outstanding (Units) [3] | 659,649 | 787,599 | 734,641 | 914,831 | 1,162,957 | 1,290,643 | 1,400,448 |
| Number of Repossessions Sold (Units) [4] | 948 | 757 | 3,148 | 2,377 | 2,656 | 4,454 | 8,052 |
| Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding [7] | 0.57% | 0.38% | 0.43% | 0.26% | 0.23% | 0.35% | 0.57% |
| Charge-Offs ($) [5] | $22,374 | $14,280 | $66,000 | $42,578 | $8,914 | $74,646 | $100,313 |
| Charge-Offs (Units) | 2,924 | 3,265 | 12,690 | 13,263 | 16,223 | 19,121 | 21,124 |
| Recoveries ($) [6] | $8,356 | $6,329 | $37,916 | $22,415 | $22,291 | $27,503 | $44,452 |
| Net (Gains)/Losses ($) | $14,017 | $7,951 | $28,085 | $20,163 | ($13,377) | $47,143 | $55,861 |
| Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding [7] | 0.24% | 0.13% | 0.12% | 0.07% | -0.04% | 0.13% | 0.14% |

(1) Includes contracts that are sold but still serviced by TMCC, but excludes those contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business.
(2) Outstanding balance is equal to the net book value of the related Lease.
(3) Averages are computed by taking an average of the month end outstanding amounts for each period presented.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7) Amounts are annualized to reflect the average number of repo units sold and the average amount of lease contracts as a percentage of the total outstanding portfolio.

***Source:** Company Reports*

TOYOTA FINANCIAL SERVICES 45

# TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[1][2]

## TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[1][2]

| | For the Calendar YTD June 30, | | For the Calendar Years Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2023 | 2022 | 2021 | 2020 | 2019 |
| Total Number of Vehicles Scheduled to Terminate | 190,275 | 166,870 | 338,161 | 435,424 | 456,075 | 447,288 | 512,295 |
| Total ALG Residuals on Vehicles Scheduled to Terminate | $4,094,212,435 | $3,358,876,425 | $7,081,596,355 | $8,853,916,925 | $8,708,633,563 | $8,481,913,698 | $9,454,199,686 |
| Number of Vehicles Returned to TMCC[3] | 4,608 | 3,734 | 7,325 | 9,881 | 48,893 | 173,672 | 272,630 |
| Number of Vehicles Going to Full Term[4] | 84,360 | 84,452 | 167,319 | 224,364 | 238,456 | 273,229 | 305,965 |
| Vehicles Returned to TMCC Ratio | 2.4% | 2.2% | 2.2% | 2.3% | 10.7% | 38.8% | 53.2% |
| Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5] | $16,540,122 | $12,860,799 | $24,421,082 | $32,107,018 | $175,597,275 | $290,069,952 | $410,323,395 |
| Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5] | $3,589 | $3,444 | $3,334 | $3,249 | $3,591 | $1,670 | $1,505 |
| Total ALG Residuals on Vehicles Returned to TMCC | $103,166,970 | $72,468,285 | $150,290,106 | $189,977,850 | $997,449,401 | $3,424,893,778 | $5,077,031,398 |
| Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC | 16.0% | 17.8% | 16.3% | 16.9% | 17.6% | 8.5% | 8.1% |
| Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate | 0.4% | 0.4% | 0.3% | 0.4% | 2.0% | 3.4% | 4.3% |
| Average Contract Residual Value as a Percentage of Adjusted MSRP[6] | 61.4% | 57.7% | 58.2% | 57.5% | 56.2% | 58.5% | 60.6% |
| Average ALG Residual as a Percentage of Adjusted MSRP[6] | 55.2% | 51.1% | 52.0% | 51.6% | 50.6% | 51.2% | 51.5% |
| Percentage Difference | 6.3% | 6.6% | 6.2% | 5.8% | 5.5% | 7.3% | 9.2% |

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

*Source: Company Reports*

TOYOTA FINANCIAL SERVICES 46

# TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2)

| | | For the Calendar YTD June 30, | | For the Calendar Years Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|
| | | 2024 | 2023 | 2023 | 2022 | 2021 | 2020 | 2019 |
| Lexus | Total Number of Vehicles Scheduled to Terminate | 54,723 | 65,596 | 138,503 | 159,351 | 141,593 | 142,290 | 161,989 |
| | Total ALG Residuals on Vehicles Scheduled to Terminate | $1,377,959,595 | $1,572,869,945 | $3,364,608,340 | $3,839,670,603 | $3,400,554,672 | $3,427,096,320 | $3,904,496,867 |
| | Number of Vehicles Returned to TMCC[3] | 1,217 | 1,200 | 2,542 | 2,750 | 24,295 | 77,970 | 115,316 |
| | Number of Vehicles Going to Full Term[4] | 22,650 | 33,304 | 67,640 | 80,962 | 70,312 | 80,793 | 88,182 |
| | Vehicles Returned to TMCC Ratio | 2.2% | 1.8% | 1.8% | 1.7% | 17.2% | 54.8% | 71.2% |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5] | $5,545,007 | $4,640,876 | $9,721,910 | $11,243,714 | $110,510,332 | $169,363,733 | $141,199,460 |
| | Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5] | $4,556 | $3,867 | $3,825 | $4,089 | $4,549 | $2,172 | $1,224 |
| | Total ALG Residuals on Vehicles Returned to TMCC | $30,933,535 | $28,440,995 | $61,696,680 | $65,735,190 | $579,452,262 | $1,874,853,641 | $2,756,487,617 |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC | 17.9% | 16.3% | 15.8% | 17.1% | 19.1% | 9.0% | 5.1% |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate | 0.4% | 0.3% | 0.3% | 0.3% | 3.2% | 4.9% | 3.6% |
| | Average Contract Residual Value as a Percentage of Adjusted MSRP[6] | 54.5% | 52.9% | 53.4% | 52.7% | 53.0% | 56.2% | 58.4% |
| | Average ALG Residual as a Percentage of Adjusted MSRP[6] | 49.9% | 47.5% | 48.1% | 47.3% | 46.9% | 47.9% | 49.1% |
| | Percentage Difference | 4.6% | 5.4% | 5.3% | 5.4% | 6.0% | 8.3% | 9.2% |

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source:** Company Reports*

TOYOTA FINANCIAL SERVICES 47

# TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2)

| | | For the Calendar YTD June 30, | | For the Calendar Years Ended December 31, | | | | |
|---|---|---|---|---|---|---|---|---|
| | | 2024 | 2023 | 2023 | 2022 | 2021 | 2020 | 2019 |
| Toyota | Total Number of Vehicles Scheduled to Terminate | 135,552 | 101,274 | 199,658 | 276,073 | 314,482 | 304,998 | 350,306 |
| | Total ALG Residuals on Vehicles Scheduled to Terminate | $2,716,252,840 | $1,786,006,480 | $3,716,988,015 | $5,014,246,322 | $5,308,078,891 | $5,054,817,378 | $5,549,702,819 |
| | Number of Vehicles Returned to TMCC(3) | 3,391 | 2,534 | 4,783 | 7,131 | 24,598 | 95,702 | 157,314 |
| | Number of Vehicles Going to Full Term(4) | 61,710 | 51,148 | 99,679 | 143,402 | 168,144 | 192,436 | 217,783 |
| | Vehicles Returned to TMCC Ratio | 2.5% | 2.5% | 2.4% | 2.6% | 7.8% | 31.4% | 44.9% |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC(5) | $10,995,115 | $8,219,924 | $14,699,171 | $20,863,304 | $65,086,943 | $120,706,219 | $269,123,935 |
| | Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC(5) | $3,242 | $3,244 | $3,073 | $2,926 | $2,646 | $1,261 | $1,711 |
| | Total ALG Residuals on Vehicles Returned to TMCC | $72,233,435 | $44,027,290 | $88,593,426 | $124,242,660 | $417,997,138 | $1,550,040,137 | $2,320,543,781 |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC | 15.2% | 18.7% | 16.6% | 16.8% | 15.6% | 7.8% | 11.6% |
| | Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate | 0.4% | 0.5% | 0.4% | 0.4% | 1.2% | 2.4% | 4.9% |
| | Average Contract Residual Value as a Percentage of Adjusted MSRP(6) | 65.5% | 62.6% | 63.3% | 61.8% | 58.5% | 60.2% | 62.4% |
| | Average ALG Residual as a Percentage of Adjusted MSRP(6) | 58.3% | 54.8% | 56.1% | 55.6% | 53.4% | 53.8% | 53.2% |
| | Percentage Difference | 7.2% | 7.8% | 7.2% | 6.2% | 5.1% | 6.5% | 9.2% |

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source:*** *Company Reports*

TOYOTA FINANCIAL SERVICES 48

# Lease ABS Comparison

## Toyota Lease Owner Trust (TLOT)

| Original Summary Characteristics by Prior Securitization: | TLOT 2021-A | TLOT 2021-B | TLOT 2022-A | TLOT 2023-A | TLOT 2023-B | TLOT 2024-A |
|---|---|---|---|---|---|---|
| Number of Specified Leases | 51,807 | 52,975 | 42,773 | 47,881 | 37,154 | 44,088 |
| Aggregate Securitization Value | $1,492,537,313.75 | $1,552,238,806.88 | $1,301,865,323.91 | $1,432,914,189.44 | $1,194,054,920.63 | $1,432,844,945.60 |
| Total of Base Residual Values | $1,006,870,109.91 | $1,074,733,012.67 | $893,980,936.98 | $1,039,869,534.36 | $853,944,137.03 | $974,673,550.99 |
| Base Residual as a Percentage of Aggregate Securitization Value | 67.5% | 69.2% | 68.7% | 72.6% | 71.5% | 68.0% |
| Average Securitization Value | $28,809.57 | $29,301.35 | $30,436.61 | $29,926.57 | $32,137.99 | $32,499.66 |
| Average Base Residual Value | $19,435.02 | $20,287.55 | $20,900.59 | $21,717.79 | $22,983.91 | $22,107.46 |
| Original Number of Monthly Payments | 38 | 38 | 38 | 37 | 38 | 37 |
| Remaining Number of Monthly Payments | 28 | 27 | 28 | 27 | 28 | 26 |
| Weighted Average FICO | 773 | 772 | 772 | 772 | 771 | 771 |
| Minimum FICO | 620 | 620 | 620 | 620 | 620 | 620 |
| Maximum FICO | 900 | 900 | 900 | 900 | 900 | 900 |
| Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value: | | | | | | |
| State 1 | CA – 19.3% | CA – 19.8% | CA – 20.0% | CA – 19.4% | CA – 18.8% | CA – 18.6% |
| State 2 | NY – 11.7% | NY – 11.9% | NY – 11.3% | NY – 13.6% | NY – 11.8% | TX – 13.4% |
| State 3 | FL – 8.8% | FL – 9.1% | FL – 10.6% | TX – 9.0% | TX – 10.5% | NY – 11.3% |
| State 4 | NJ – 8.1% | NJ – 7.9% | TX – 7.8% | FL – 8.3% | FL – 9.9% | FL – 7.5% |
| State 5 | TX – 7.9% | TX – 7.4% | NJ – 7.6% | NJ – 8.1% | NJ – 7.3% | NJ – 7.1% |
| Distribution of Receivables by Vehicle Type: (1) | | | | | | |
| Passenger Cars | 31.1% | 29.5% | 29.5% | 25.4% | 21.6% | 26.5% |
| Light Duty Trucks | 4.8% | 6.3% | 6.1% | 10.2% | 14.9% | 11.5% |
| SUVs | 8.5% | 9.1% | 7.5% | 8.8% | 8.3% | 9.6% |
| CUVs | 55.6% | 55.0% | 57.0% | 55.6% | 55.3% | 52.3% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Make: (1) | | | | | | |
| Toyota | 49.6% | 51.0% | 47.9% | 60.0% | 55.4% | 60.4% |
| Lexus | 50.4% | 49.0% | 52.1% | 40.0% | 44.6% | 39.6% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |

(1) Percentages may not add to 100.00% due to rounding

***Source:*** *Company Reports*

TOYOTA FINANCIAL SERVICES 49